EXHIBIT 10.A(iii)d

MTN Programme Master Note

Ecolab Finance Pty Limited

ACN 082 979 655

in favour of

Each of the Holders of Notes

F R E E H I L L

H O L L I N G D A L E

& P A G E

MLC  Centre  Martin  Place  Sydney  New  South  Wales  2000  Australia

Telephone (02) 9225 5000 Int+ (61 2) 9225 5000 Facsimile (02) 9322 4000 DX 361 Sydney

Reference: SMcG:36E

SYDNEY  MELBOURNE  PERTH  CANBERRA  BRISBANE  SINGAPORE  HANOI  HO CHI MINH CITY
CORRESPONDENT OFFICE IN JAKARTA

Liability is limited by the Solicitors Scheme under the Professional Standards Act 1994(NSW)

Table of contents

Clause

1 Definitions and Interpretation

1.1 Definitions
1.2 Interpretation

2 Notes

2.1 MTNs
2.2 Ownership
2.3 Principal Amount
2.4 Acknowledgment of undertaking to pay
2.5 Substitution of Issuer

3 Issue of MTNs

3.1 Issue of MTNs
3.2 Term of MTNs

4 Rights and obligations of Holders

4.1 Rights and obligations of Holders
4.2 Deed poll

5 Register

5.1 Register
5.2 Registrar
5.3 Certified extracts
5.4 Register is paramount
5.5 Closure of Register

6 General

6.1 Notices
6.2 Governing law and jurisdiction
6.3 Attorneys

Schedule 1 - General Conditions of the MTNs

1 Definitions

1.1 Definitions
1.2 Master Note

2 Form, denomination and title

2.1 Form and denomination
2.2 Ownership
2.3 No Certificate
2.4 Type of MTNs

Clause

3 Status and guarantee

3.1 Status
3.2 Guarantee

4 Interest

4.1 Interest
4.2 Accrual of interest
4.3 Interest Payment Date
4.4 Interest Rate
4.5 Interest Amount
4.6 Notification of Interest Rate and Interest Amount

5 Redemption and Purchase

5.1 Redemption
5.2 Purchase
5.3 Cancellation

6 Payments

6.1 Payments
6.2 Fiscal laws
6.3 Payment to Registrar or Austraclear
6.4 Release

7 Taxation

7.1 Payments in gross
7.2 Interest withholding tax
7.3 Tax file number

8 Prescription

8.1 Prescription

9 Events of Default

9.1 Events of Default
9.2 Repayment in Event of Default
9.3 Repayment upon illegality

10 Transfers

10.1 Transfers
10.2 Transfer and Acceptance Forms
10.3 Registration requirements of transfer
10.4 Registration of transfers
10.5 Transfers to be excluded offers
10.6 No fee
10.7 Registration of transfer
10.8 Marking of transfer

Clause

10.9 Destruction

11 Meeting of Holders

11.1 Meeting of Holders
11.2 Amendment of Conditions

12 Registrar

12.1 Registrar

13 Amendments

13.1 Amendments

14 Notices

14.1 Notices

15 Further Issues

15.1 Further issues

16 Governing law

16.1 Governing law
16.2 Jurisdiction

Schedule 2 - Provision for Meetings of Holders

This Master Note

is made on 10 July 1998

BY
Ecolab Finance Pty Limited ACN 082 979 655 of Level 26 50 Bridge Street Sydney, New South Wales (Issuer)

IN FAVOUR OF

Each of the Holders of MTNs

Recitals

	A.	The Issuer proposes to issue MTNs pursuant to the terms of this Master Note.

	B.	The MTNs will be issued in registered form by registration in the Register.

	C.	The Issuer has authorised the issue of MTNs up to an aggregate principal amount of $200,000,000 (or such other amount as may be agreed under the Dealer Agreement).

This deed poll witnesses that:

1                                         Definitions and Interpretation

1.1                               Definitions

In this Master Note:

Arranger means Citisecurities Limited;

Austraclear means Austraclear Limited;

Austraclear System means the clearing and settlement services and systems operated by Austraclear for securities in accordance with the Regulations;

Business Day means a day on which banks and foreign exchange markets are open for business in Sydney;

Conditions means in respect of a MTN:

(a)                                  the General Conditions; and

(b)                                 the terms and conditions set out in the Pricing Supplement applicable to the MTN;

Dealer means:

(a)                                  in respect of any Series, the Dealers who are or are to be the Dealers for that Series under the Dealer Agreement; and

(b)                                 in any other case, each party who is a Dealer under the Dealer Agreement at the relevant time;

Dealer Agreement means the agreement dated on or about the same date as this Master Note between the Issuer, the Arranger and the Dealers;

Deed of Guarantee and Negative Pledge means the deed poll dated on or about the date of this Master Note executed by the Guarantor;

Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia;

Facility means the medium term note programme made available by the Dealers to the Issuer under the Dealer Agreement;

General Conditions means the General Conditions applicable to MTNs set out in schedule 1;

Guarantor means Ecolab, Inc. incorporated under the laws of the State of Delaware, United States of America;

Holder means:

(a)                                  a person who is registered in the Register as the holder or owner of a MTN; and

(b)                                 in respect of a MTN, the person who is registered in the Register as the holder or owner of that MTN;

Information Memorandum means at any time:

(a)                                  the Information Memorandum dated on or about the date of this Master Note or the most recent Information Memorandum, as the case may be, prepared by the Issuer in connection with the Facility;

(b)                                 any document incorporated by reference in, or forming part of, the Information Memorandum;

(c)                                  in respect of any Series or MTN, any Pricing Supplement issued in connection with the Series or applicable to the MTN, as the case may be; and

(d)                                 any other information authorised by the Issuer to be circulated at any time by any Dealer;

Interest Commencement Date has the meaning as defined in the General Conditions;

Interest Payment Date means in respect of a MTN which bears an Interest Rate, a date recorded or to be recorded in the Register and specified in the Pricing Supplement applicable to the MTN as a date for the payment of interest on that MTN;

Interest Period means in respect of a MTN which bears an Interest Rate, the period from and including an Interest Payment Date (or in the case of the first Interest Period the Issue Date) to but excluding the next Interest Payment Date or such period as recorded or to be recorded in the Register as the Interest Period;

Interest Rate means in respect of a MTN which bears an interest rate, the interest rate recorded or to be recorded in the Register and specified in the Pricing

Supplement applicable to the MTN subject in each case to adjustment, if any, in accordance with the Conditions;

Issue Date means in respect of a MTN, the date for the issue of the MTN recorded or to be recorded in the Register and specified in the Pricing Supplement applicable to the MTN;

MTN means an obligation of the Issuer to a person in respect of indebtedness of the Issuer to that person under this Master Note, ownership of which is recorded in and evidenced by registration in the Register;

Master Note means this deed poll in favour of the Holders;

Maturity Date means in respect of a MTN, the date for final redemption of the MTN recorded or to be recorded in the Register and specified in the Pricing Supplement applicable to the MTN;

Pricing Supplement means in respect of a Series or a MTN, the Pricing Supplement issued or to be issued by the Issuer specifying:

(a)                                  the Issue Date and Maturity Date of the MTNs;

(b)                                 if the MTNs bear an Interest Rate, the Interest Rate and Interest Payment Dates of the MTNs; and

(c)                                  any other Conditions of the MTNs other than the General Conditions;

Principal Amount means, in respect of a MTN at any time:

(a)                                  unless paragraph (b) or (c) applies, the face value amount of the MTN recorded or to be recorded in the Register;

(b)                                 in the case of any MTN that may be redeemed by instalments (other than an MTN to which paragraph (c) applies), the face value amount recorded in the Register less the aggregate Redemption Amounts that have been repaid on or before that time; or

(c)                                  the principal amount of the MTN as determined in accordance with the Conditions recorded in the Register;

Redemption Amount means, in respect of an MTN, the whole or any part of the Principal Amount of the MTN recorded or to be recorded in the Register as payable by the Issuer on a Redemption Date;

Redemption Date means, in respect of a MTN, the Maturity Date and in the case of any MTN that may be redeemed by instalments, any other date recorded or to be recorded in the Register as a date for the partial redemption of the MTN;

Register means the register of the Holders as maintained by the Registrar pursuant to the Registry Services Deed;

Registrar means Perpetual Trustee Company Limited;

Registry Services Deed means the deed dated on or about the same date as this Master Note between the Registrar and the Issuer;

Regulations means the Operating Manual and Regulations of Austraclear;

Related Corporation has the  meaning “related body corporate” has under the Corporations Law;

Series means any MTNs having or to have the same Issue Date, Maturity Date and other Conditions;

Transfer and Acceptance Form means a form for the transfer of MTNs available from the Registrar and being in a form consistent with current market practice.

1.2                               Interpretation

In this Master Note, unless the context otherwise requires:

(a)                                  headings and underlinings are for convenience only and do not affect the interpretation of this Master Note;

(b)                                 words importing the singular include the plural and vice versa;

(c)                                  words importing a gender include any gender;

(d)                                 other parts of speech and grammatical forms of a word or phrase defined in this Master Note have a corresponding meaning;

(e)                                  an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(f)                                    a reference to any thing (including, but not limited to, any right) includes a part of that thing;

(g)                                 a reference to a part, clause, party or schedule is a reference to a part and clause of, and a party and schedule to, this Master Note and a reference to this Master Note includes any schedule;

(h)                                 a reference to:

(1)                                  a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it;

(2)                                  a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(3)                                  the Regulations includes all amendments to the Regulations;

(i)                                     a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j)                                     a reference to a party to a document includes that party’s successors and permitted assigns;

(k)                                  where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day;

(l)                                     no provision of this Master Note will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this Master Note or that provision;

(m)                               a covenant or agreement on the part of two or more persons binds them jointly and severally;

(n)                                 a reference to an agreement other than this Master Note includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(o)                                 a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits.

2                                         Notes

2.1                               MTNs

The obligations of the Issuer with respect to each MTN are constituted by, and are as set out in:

(a)                                  this Master Note, including the General Conditions; and

(b)                                 the Pricing Supplement applicable to the MTN.

2.2                               Ownership

(a)                                  The person whose name is registered as the Holder of a MTN in the Register will be, and will be treated by the Issuer and the Registrar as, the absolute owner of the MTN.

(b)                                 Neither the Issuer nor the Registrar is bound by or compelled in any way to recognise (whether or not it has notice of the interest or right concerned) any legal, equitable, contingent, future or partial interest in any MTN or (except as otherwise required by law) any other right in respect of a MTN except an absolute right of ownership in the person who is registered as the Holder of the MTN.

(c)                                  Ownership of a MTN may be transferred by the Holder of the MTN to any person in accordance with the Conditions.

(d)                                 Nothing in this Master Note prohibits any dealing in any interest in a MTN which is entered in the Austraclear System in accordance with the Regulations, but neither the Issuer nor the Registrar shall recognise any such dealing or interest and any such dealing must be in accordance with the Regulations.

2.3                               Principal Amount

(a)                                  The Principal Amount of each MTN on issue shall be for a Principal Amount of not less than $1,000,000 and being an integral multiple of $100,000 provided that the Principal Amount must be such that the consideration payable to the Issuer by the relevant Holder is not less than $1,000,000.

(b)                                 A person shall only be registered as the Holder in the Register for a MTN having a Principal Amount of not less than $1,000,000 and an integral multiple of $100,000.

2.4                               Acknowledgment of undertaking to pay

The Issuer unconditionally and irrevocably:

(a)                                  acknowledges for the benefit of each Holder that it is indebted to that Holder in respect of each MTN of which the Holder is the Holder; and

(b)                                 undertakes and promises, for the benefit of each Holder, to pay to the Holder all principal, interest and other amounts owing, and to perform all of its other obligations, to the Holder in respect of each MTN of which the Holder is the Holder in accordance with the Conditions.

2.5                               Substitution of Issuer

(a)                                  The Issuer may substitute any Related Corporation (Substitute Issuer) of the Issuer as the Issuer under the Master Note and any outstanding MTNs, subject to and in accordance with this clause 2.5.

(b)                                 Any substitution of a Related Corporation of the Issuer as Issuer under this Master Note and any MTN is conditional upon:

(1)                                  the Substitute Issuer being a solvent corporation incorporated and carrying on business through a permanent establishment in Australia;

(2)                                  the Substituted Issuer executing a deed poll in favour of all Holders from time to time by which it is bound (for the benefit of each Holder from time to time) to perform the obligations of the Issuer under this Master Note and each MTN;

(3)                                  the Guarantor executing a deed poll in favour of all Holders (and each other “Benefited Party” under the Deed of Guarantee and Negative Pledge) from time to time by which it is bound (for the benefit of each Holder (and each other “Benefited Party” under the Deed of Guarantee and Negative Pledge) from time to time) to perform its obligations under the Deed of Guarantee and Negative Pledge as if references in the Deed of Guarantee and Negative Pledge to the Issuer were references to the Substitute Issuer;

(4)                                  the Issuer delivering to the Registrar for safe keeping on behalf of the Holders, the documents referred to in clauses 2.5(b)(2) and (3) together with legal opinions from reputable legal practitioners in the jurisdiction of incorporation of the Substitute Issuer and the Guarantor in a form and substance consistent with the opinions rendered on or about the date of this deed under the Dealer Agreement and stating that those documents constitute legal, valid and binding obligations of the Substitute Issuer and Guarantor respectively; and

(5)                                  the Issuer giving notice to each Holder of the substitution of the Substitute Issuer as Issuer under this Master Note and the outstanding MTNs, setting out the name and address of the Substitute Issuer and stating that the documents referred to in clauses 2.5(b)(2), (3) and (4) are available for inspection at the office of the Registrar.

(c)                                  Upon satisfaction of the conditions referred to in clause 2.5(b):

(1)                                  the Substitute Issuer is substituted for the Issuer under this Master Note and any MTNs then outstanding;

(2)                                  all references in this Master Note and the Conditions to the Issuer shall be construed as references to the Substitute Issuer; and

(3)                                  the Issuer shall be released from all obligations under this Master Note and the MTNs with effect from the date upon which all of the conditions in clause 2.5(b) have been satisfied.

3                                         Issue of MTNs

3.1                               Issue of MTNs

(a)                                  The Issuer may at any time issue MTNs subject to the Conditions upon the terms and conditions of this Master Note, the Dealer Agreement and the Registry Services Deed.

(b)                                 The Issuer may issue a MTN by giving notice to the Registrar specifying in respect of the MTN:

(1)                                  the name and address of the subscriber for the MTN, and such other information relating to the subscriber as the Registrar may reasonably require for the purpose of recording the subscriber as the initial Holder of the MTN;

(2)                                  the Issue Date;

(3)                                  the Maturity Date and any other Redemption Dates;

(4)                                  the Principal Amount;

(5)                                  the Redemption Amount or Redemption Amounts;

(6)                                  the Interest Rate, Interest Commencement Date and each Interest Payment Date (if any);

(7)                                  any other Conditions set out in the Pricing Supplement; and

(8)                                  such other information that may be reasonably required by the Registrar at any time or by any applicable law,

and procuring that the Registrar enters those details on the Register and registers the subscriber as the initial Holder of the MTN.

(c)                                  Without limiting clause 3.1(b), the Issuer must provide the Registrar with copies of the Information Memorandum and any Pricing Supplement applicable to the MTN.

(d)                                 Each MTN is issued upon and subject to the Conditions applicable to the MTN and this Master Note and the Conditions are binding on the Issuer and the Holders.

3.2                               Term of MTNs

A MTN shall be for a term of not less than 365 days and otherwise for a term as may be agreed between the Issuer, the Arranger and the Dealers and set out in the Pricing Supplement but in any event never greater than 7 years.

4                                         Rights and obligations of Holders

4.1                               Rights and obligations of Holders

(a)                                  Upon the issue of any MTNs by the Registrar recording the details of the MTNs in the Register, the Holder shall be entitled to the payment of all principal, interest and other amounts payable, and shall have the benefit of this Master Note and the Conditions, with respect to the MTNs.

(b)                                 Each Holder may enforce its rights under this Master Note and the MTNs independently from any other Holder.

4.2                               Deed poll

This Master Note is a deed poll and each Holder:

(a)                                  is bound by and entitled to the benefit of this Master Note; and

(b)                                 has the benefit of, and is entitled to enforce, this Master Note even though it is not a party to, or may not be in existence at the date of, this Master Note.

5                                         Register

5.1                               Register

The Issuer must ensure that the Registrar:

(a)                                  establishes and maintains the Register and other facilities in such Australian cities as the Issuer and the Registrar may agree or, failing which, Canberra;

(b)                                 enters or causes to be entered in the Register:

(1)                                  the information referred to in clause 3.1;

(2)                                  the details of the Holder, including if applicable, the tax file number of the Holder or the basis of any exemption to record the tax file number;

(3)                                  the date on which any person becomes a Holder or ceases to be the Holder;

(4)                                  the payment instructions as notified by the Holder at any time;

(5)                                  the date on which any MTN is redeemed or purchased and cancelled;

(6)                                  the details of the persons authorised to execute transfers on behalf of the Holder; and

(c)                                  complies with the obligations to be performed by the Registrar under the Registry Services Deed.

5.2                               Registrar

If the appointment of the Registrar and the Registry Services Deed is terminated at any time for any reason the Issuer must appoint a new registrar as the Registrar as soon as is reasonably practical and shall ensure that the new registrar performs the same or substantially the same obligations required to be performed by the Registrar under the Registry Services Deed and upon the appointment of the new registrar all references to “Registrar” in this Master Note shall be deemed to be references to the new registrar.

5.3                               Certified extracts

The Issuer must on request by a Holder ensure that the Registrar provides to the Holder, at the Holder’s expense, a certified extract of the particulars registered in the Register in relation to the Holder and the MTNs held by the Holder provided that the certified extract is prima facie evidence of the particulars at that time only and is subject to clause 5.4.

5.4                               Register is paramount

The information entered on the Register by the Registrar in accordance with the Registry Services Deed is, in the absence of manifest error and subject to clause 2.2, conclusive evidence as to the statements it contains.

5.5                               Closure of Register

No transfer of a MTN will be registered and the Register shall be closed with respect to a Series for the purpose of determining entitlements to payment as provided for in the Registry Services Deed.

6                                         General

6.1                               Notices

(a)                                  Any notice or other communication including, but not limited to, any request, demand, consent or approval, to the Issuer under this Master Note and the MTNs:

(1)                                  must be sent in addition to any other method by facsimile, be in legible writing and in English addressed to the Issuer as follows:

(A)                              telephone notices should be directed as follows:

Attention:                                         Ecolab Inc., Manager, Corporate Finance

Telephone:                                    0011 1 612 293 2468;

(B)                                facsimile and other notice should be directed as follows:

Attention:                                         Ecolab Inc., Manager, Corporate Finance
N/6 Ecolab Centre
370 North Wabasha Street
Saint Paul Minnesota 55102 USA

Facsimile:                                            0011 1 612 293 2379

with a copy to:

Attention:                                         Ecolab Pty Limited, Finance Director
6 Hudson Avenue
Castle Hill NSW 2154

Facsimile:                                            (02) 9899 3105,

or as the Issuer may notify the Holders in accordance with the Conditions;

(2)                                  is regarded as being given by the sender and received by the addressee:

(A)                              if by delivery in person, when delivered to the addressee;

(B)                                if by post, 3 business days (or 5 business days if to another country) from and including the date of postage; or

(3)                                  if by facsimile transmission, is regarded as having been received on production of a facsimile transmission report from the machine from which the facsimile was sent confirming that the facsimile has been sent in its entirety to the facsimile number of the intended recipient.

6.2                               Governing law and jurisdiction

(a)                                  This Master Note is governed by the laws of the Australian Capital Territory.

(b)                                 The Issuer irrevocably submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory.

(c)                                  The Issuer irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)                                 The Issuer irrevocably waives any immunity in respect of its obligations under this Master Note that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment prior to judgment, attachment in aid of execution or execution.

6.3                               Attorneys

The attorney executing this Master Note states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedule 1 - General Conditions of the MTNs

The following sets out the General Conditions of the MTNs which, as supplemented or varied in accordance with the terms and conditions set out in this Master Note and the Pricing Supplement issued in connection with a Series of MTNs, will apply to that Series of MTNs.

The MTNs are part of a medium term note and promissory note programme of Ecolab Finance Pty Limited (Issuer) and where the ultimate beneficial owner thereof is an Australian Tax Resident (as defined herein) are guaranteed by Ecolab Inc. (Guarantor) pursuant to a deed poll dated 10 July 1998 (referred to as the Deed of Guarantee and Negative Pledge).

The MTNs are constituted by this Master Note (Master Note) dated 10 July 1998 executed by the Issuer.  The MTNs are issued with the benefit of the Master Note (including the General Conditions and the terms and conditions set out in the Pricing Supplement applicable to the MTNs), the Deed of Guarantee and Negative Pledge and the Registry Services Deed. These General Conditions are subject to the Master Note and the Registry Services Deed.  Copies of the Master Note (including the General Conditions), any Pricing Supplements applicable to the MTNs, the Deed of Guarantee and Negative Pledge and the Registry Services Deed are available for inspection at the specified office for the time being of the Issuer and the Registrar.  The Holders of any MTNs are entitled to the benefit of, are bound by and are deemed to have notice of, all of the provisions contained in the Master Note (including these General Conditions), the terms and conditions set out in the Pricing Supplement applicable to the MTNs, the Deed of Guarantee and Negative Pledge and the Registry Services Deed.

1                                         Definitions

1.1                               Definitions

In these General Conditions:

Austraclear MTN means any MTN registered in the name of Austraclear;

Australian Tax Resident means a person who is:

(a)                                  either:

(1)                                  a resident of Australia (within the meaning of the Income Tax Assessment Act 1936 (Cth)); or

(2)                                  a non-resident of Australia carrying on business in Australia through a permanent establishment in Australia (within the meaning of those terms in the Income Tax Assessment Act 1936(Cth));

and

(b)                                 obliged to include interest received on the Commercial Paper or MTN (as applicable) in its assessable income as a resident of Australia or by reason of carrying on business in Australia through a permanent establishment in Australia for the purposes of the Income Tax Assessment Act 1936 (Cth) or any other legislation introduced in connection with the taxation laws improvement program in Australia;

Debt means (but without duplication of any item):

(a)                                  indebtedness for borrowed money;

(b)                                 obligations evidenced by bonds, debentures, notes or other similar instruments;

(c)                                  obligations to pay the deferred purchase price of property or services, excluding trade obligations and other accounts payable arising in the ordinary course of business with a payment term of not more than 120 days;

(d)                                 obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting practices in the jurisdiction of incorporation of the relevant company, recorded as capital or finance leases;

(e)                                  obligations to indemnify or reimburse any acceptor or endorser of bills of exchange drawn by the Guarantor or any Subsidiary, or any provider of guarantees, letters of credit or similar instruments in respect of obligations or at the request of the Guarantor or any Subsidiary;

(f)                                    obligations under or in respect of direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in paragraphs (a), (b), (c) (d) and (e) above; and

(g)                                 liabilities in respect of unfunded vested benefits under plans covered by Title IV of the Employment Retirement Income Security Act of 1974 of the United States of America, as amended from time to time.

“Debt” shall not include contingent obligations for liabilities of any Joint Venture Entity imposed solely as a matter of law by virtue of ownership of equity interests in such Joint Venture Entity;

Event of Default means any event specified in General Condition 9;

Extraordinary Resolution has the meaning as defined in schedule 2 of the Master Note;

Governmental Agency means:

(a)                                  any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

(b)                                 any self-regulatory entity established under any law or regulation or any stock or other securities exchange;

Interest Amount has the meaning as defined in General Condition 4.5(a);

Interest Commencement Date means, in relation to a MTN which bears an Interest Rate, the date from and including which the MTN bears interest as specified in the applicable Pricing Supplement and recorded or to be recorded on the Register;

Joint Venture Entities means the Joint Venture Entities and their subsidiaries collectively, from time to time established in accordance with the terms of the Amended and Restated Umbrella Agreement dated as of 26 June 1991 between the Guarantor and Henkel Kommanditgesellschaft auf Aktien;

Non-Austraclear MTN means any MTN other than an Austraclear MTN;

Outstanding means, in respect of a MTN, a MTN which has not been redeemed, repurchased, cancelled or otherwise satisfied in full by the Issuer;

Tax means:

(a)                                  any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

(b)                                 any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

Tax Act means the Income Tax Assessment Act 1936 (Cth).

1.2                               Master Note

Any term defined in the Master Note shall, unless otherwise defined in these General Conditions, have the same meaning when used in these General Conditions.

2                                         Form, denomination and title

2.1                               Form and denomination

The MTNs shall be in registered form in a minimum denomination of $1,000,000 and integral multiples of $100,000 provided that the Principal Amount must be such amount that the consideration payable to the Issuer by the initial Holder is not less than $1,000,000.

2.2                               Ownership

(a)                                  The person whose name is registered in the Register as the holder or owner of any MTN shall to the fullest extent permitted by law be treated at all times, by all persons and for all purposes, as the absolute owner of the MTN.  The Register shall constitute sufficient and conclusive evidence of absolute ownership of a MTN by the Holder.

(b)                                 The Issuer and the Registrar are not bound by or compelled in any way to recognise (whether or not they have notice of the interest or right concerned and whether or not recorded in the Register or otherwise) any actual, contingent, future or partial interest in any MTN or (except as otherwise provided by law) any other right in respect of a MTN except an absolute right of ownership in the Holder.

(c)                                  Ownership of a MTN may be transferred by the Holder of the MTN to any person, but only in accordance with the Conditions.

(d)                                 Nothing in these General Conditions prohibits any dealing in any interest in a MTN which is entered in the Austraclear System in accordance with the Regulations, but neither the Issuer nor the Registrar shall recognise any such dealing or interest and any such dealing must be in accordance with the Regulations.

2.3                               No Certificate

The Issuer shall not issue any certificate or other evidence of title to evidence ownership of a MTN unless the Issuer determines that any such certificate should be made available or that the Issuer is required to do so pursuant to any applicable law.

2.4                               Type of MTNs

Without limiting the terms upon which MTNs may be issued by the Issuer, MTNs may be issued on terms including any of the following terms:

(a)                                  floating rate MTNs: MTNs bearing a floating rate of interest payable as specified in the Pricing Supplement applicable to the MTN;

(b)                                 fixed rate MTNs: MTNs bearing a fixed rate of interest payable as specified in the Pricing Supplement in relation to the MTN;

(c)                                  indexed MTNs: MTNs the redemption amount of which, or the interest to be paid on which, is to be calculated by reference to an index specified in the Pricing Supplement applicable to the MTNs;

(d)                                 zero coupon MTNs: MTNs that do not bear interest;

(e)                                  amortising MTNs: MTNs that are redeemed by instalments as provided for in the Pricing Supplement applicable to the MTNs; and

(f)                                    MTNs with special conditions: MTNs bearing non-standard interest and repayment features as provided for in the Pricing Supplement applicable to the MTNs.

3                                         Status and guarantee

3.1                               Status

The MTNs constitute direct, unconditional, unsecured and unsubordinated obligations of the Issuer and rank equally without preference with all other unconditional, unsecured and unsubordinated obligations of the Issuer (other than obligations preferred by mandatory provisions of law) present and future, and without any preference among themselves.  Each MTN constitutes a separate debt of the Issuer to the Holder.

3.2                               Guarantee

The repayment of all principal and the payment of all interest and any other amount payable, by the Issuer under a MTN of which an Australian Tax Resident is the ultimate beneficial holder is guaranteed by the Guarantor pursuant to the terms of the Deed of Guarantee and Negative Pledge.

4                                         Interest

4.1                               Interest

Interest will be payable on all MTNs which bear an Interest Rate under and in accordance with these General Conditions.

4.2                               Accrual of Interest

Interest will accrue on a MTN from and including the Interest Commencement Date in accordance with these General Conditions.  Interest will cease to accrue on each MTN on and from the relevant Maturity Date unless payment of principal is improperly withheld or refused.  In such event, interest will continue to accrue at such rate as is applicable to the MTN as determined from time to time in accordance with this General Condition 4 (both before and after any judgment) on each MTN from the date of such withholding or refusal up to and including the date on which payment in full of the principal is paid to the Holder.

4.3                               Interest Payment Date

Interest shall be payable by the Issuer on each Interest Payment Date for a MTN.

4.4                               Interest Rate

Interest will accrue on a MTN at the Interest Rate applicable to the MTN.

4.5                               Interest Amount

(a)                                  The Registrar will, as soon as is practicable, calculate the amount (Interest Amount) of interest payable for each Interest Period in respect of each MTN using the Interest Rate as set out in the relevant Pricing Supplement and, if applicable, as determined or varied by the Arranger in accordance with the Pricing Supplement.  The Interest Amount shall be calculated by applying the Interest Rate to the Principal Amount of each MTN, multiplying such sum by the actual number of days to elapse in the Interest Period concerned divided by 365 and then, if necessary, rounding up the resultant figure to four decimal places.

(b)                                 The Registrar will promptly notify the Issuer of the Interest Rate and Interest Amount of a MTN for the relevant Interest Period.

4.6                               Notification of Interest Rate and Interest Amount

(a)                                  The Registrar will, if requested by a Holder, notify the Holder of the Interest Rate, the Interest Amount and the relevant Interest Payment Date of the Holder’s MTNs as at the time of the request.

(b)                                 All notifications, determinations, certificates, calculations, quotations and opinions given, made or obtained for the purposes of the provision of this General Condition 4 by the Registrar shall, in the absence of wilful default, bad faith or manifest error, be binding on the Issuer, the Registrar and the Holders.

5                                         Redemption and Purchase

5.1                               Redemption

Unless previously redeemed or purchased and cancelled in accordance with the Conditions, the Issuer will redeem, and pay the Redemption Amount in respect of each MTN on the Maturity Date of the MTN.

5.2                               Purchase

The Issuer may at any time purchase any MTNs in any manner at any price.  MTNs purchased by or for the account of the Issuer may be cancelled or resold at the option of the Issuer.

5.3                               Cancellation

All MTNs redeemed by the Issuer, or which are repurchased by the Issuer and which the Issuer elects to cancel, shall be cancelled forthwith and may not be reissued or resold.

6                                         Payments

6.1                               Payments

(a)                                  All payments under a MTN will be made:

(1)                                  in Dollars;

(2)                                  in respect of Austraclear MTNs, in accordance with the Regulations;

(3)                                  in respect of Non-Austraclear MTNs:

(A)                              to an account or an address in Australia designated by the Holder to the Registrar not less than 7 days before the relevant payment date;

(B)                                by cheque drawn on a bank in Australia or, in the case of payments to be credited to an account designated by the Holder, by the Registrar or the Issuer making or giving irrevocable instructions to the relevant person to effect a transfer of the relevant funds to such account in immediately available funds; and

(4)                                  without any set-off, counterclaim or condition.

(b)                                 Any:

(1)                                  payment by cheque sent by the Registrar or the Issuer on or before the due date for payment is deemed to have been received by the relevant Holder on the due date even if the Holder does not actually receive the cheque on that date;

(2)                                  electronic transfer will for all purposes be taken to be made to the relevant Holder:

(A)                              in respect of Austraclear MTNs, on the same day the Issuer takes, or arranges for there to be taken, such action as may be required by Austraclear for the purposes of facilitating the payment, including authorising Austraclear to debit any nominated account of the Issuer or its agent with Austraclear in accordance with the Regulations; or

(B)                                in respect of Non-Austraclear MTNs, on the same day the Registrar or the Issuer gives irrevocable instructions for the making of the relevant payment by electronic transfer to the account of the Holder.

(c)                                  Subject to any specific Condition set out in the relevant Pricing Supplement, if the due date for payment of any amount under a MTN is not a Business Day or, if the payment is to be made to an account, a day on which banks are not open for business in the city in which the account is located, the Holder shall not be entitled to payment of the amount due until the next following Business Day or a day on which banks in such city are open for business as the case may be, and is not entitled to any further interest or other payment in respect of any such delay.

6.2                               Fiscal laws

The provisions of this General Condition 6 are subject to any applicable fiscal or other laws (including laws and regulations relating to a Holder electing not to provide a tax file number), but without prejudice to the provisions of General Condition 7.

6.3                               Payment to Registrar or Austraclear

(a)                                  The Issuer will pay all amounts due under:

(1)                                  an Austraclear MTN to Austraclear or as required by Austraclear in accordance with the Regulations;

(2)                                  a Non-Austraclear MTN to such account of the Registrar as the Registrar and the Issuer agree, or failing agreement, an account of the Registrar in Canberra.

(b)                                 Any payment to the Registrar by the Issuer for the account of any Holder will be held on trust for the Holder.

6.4                               Release

Any payment made by or on behalf of the Issuer in accordance with this General Condition 6 to or as required by Austraclear or to the Registrar for the account of the Holder shall, at the time such payment is made for all purposes, constitute an absolute and unconditional release and discharge of the Issuer to the extent of such payment of all obligations and indebtedness in respect of the MTN in relation to which payment was made and the Issuer shall have no obligation to see to the application of that amount by Austraclear or the Registrar or to verify the entitlement of any person to whom Austraclear requires the Issuer to make or arrange payment.

7                                         Taxation

7.1                               Payments in gross

All payments of principal, interest and other amounts in respect of the MTNs must be made without any deduction or withholding for, or on account of, any present or future Tax or for any other reason imposed or levied by or on behalf of any Governmental Agency unless the withholding or deduction is required by applicable law.

7.2                               Interest withholding tax

Interest withholding tax will be deducted from any payment of interest or amounts in the nature of interest in respect of the MTNs to non-residents of the Commonwealth of Australia not carrying on business in the Commonwealth of Australia at or through a permanent establishment and to residents of the Commonwealth of Australia carrying on business at or through a permanent establishment outside the Commonwealth of Australia in accordance with the Tax Act unless a certificate pursuant to section 221YM of the Tax Act is produced to the Registrar not later than the close of business 5 Business Days immediately preceding the relevant Interest Payment Date or Maturity Date, as the case may be.

7.3                               Tax file number

All payments of interest under the MTNs will be subject to Tax at the rate required by the Tax Act unless the Registrar receives from the Holder its tax file number or evidence of any exemption the Holder may have to provide a tax file number not later than the close of business 5 Business Days prior to the relevant Interest Payment Date.

8                                         Prescription

8.1                               Prescription

Any claim against the Issuer for payment under the MTNs will become void unless made within a period of 3 years of the due date for payment or the date, if later, on which payment is fully provided for by the Issuer.

9                                         Events of Default

9.1                               Events of Default

It is an Event of Default, whether or not it is within the control of the Issuer or the Guarantor, if:

(a)                                  failure to pay: any amount of principal due on any MTN is not paid in accordance with the conditions applicable to the MTN when due or any interest due on any MTN is not paid, in either case, within 5 Business Days after the due date, provided that any failure to pay shall be disregarded where:

(1)                                  the failure results solely from technical or administrative difficulties relating to the banking system used for the transfer of the relevant amounts to the account of Austraclear or the Registrar (as applicable); and

(2)                                  the failure is remedied within 1 Business Day after the difficulties referred to in clause 9.1(a) cease to subsist;

(b)                                 other failure:  the Issuer or the Guarantor fails to perform or observe any other undertaking, obligation or agreement expressed in the Conditions or the Deed of Guarantee and Negative Pledge, as applicable, and the Issuer or Guarantor (as the case may be) does not remedy the failure within 30 days after written notice shall have been given by a Holder to the Issuer requiring the same to be remedied;

(c)                                  cross default:  any present or future, or actual, prospective or contingent, debt or other monetary liability in respect of any Debt or Debts of the Issuer or Guarantor being for an amount (in aggregate, if applicable) not less than US$20,000,000 (or its equivalent in any other currency):

(1)                                  is or becomes due and payable before the due date for payment as a result of the default by the Issuer or Guarantor (as applicable); or

(2)                                  is not paid when due or upon or before the expiration of any period of grace during which the relevant creditor is precluded from taking any action against the Issuer or Guarantor in respect of such non-payment;

(d)                                 receiver:  a receiver, receiver and manager, trustee, court appointed receiver, administrator or other controller (as that term is defined in the Corporations Law) is appointed over any of the assets or undertaking of the Issuer or the Guarantor and, in the case of a receiver or receiver and manager the appointment is not terminated within 60 days of appointment;

(e)                                  insolvency:  the Issuer or the Guarantor is or becomes unable to pay its debts when they are due or is or becomes unable to pay its debts within the meaning of the Corporations Law or is presumed to be insolvent under the Corporations Law or any other applicable legislation;

(f)                                    arrangements:  the Issuer or the Guarantor enters into any arrangements, composition or compromise with, or assignment for the benefit of, its creditors or any class of them or it proposes a reorganisation, moratorium or other administration involving any of them;

(g)                                 winding up:  an order is made for the winding-up or dissolution of the Issuer or the Guarantor or a resolution is passed for the winding-up or dissolution of the Issuer or the Guarantor otherwise than for the purpose of an amalgamation or reconstruction whilst solvent;

(h)                                 execution:  a judgment is obtained against it or the Guarantor in an amount of US$20,000,000 and is not set aside, satisfied or stayed pending appeal within 30 days or any distress, execution, attachment or other legal process in an amount exceeding US$20,000,000 is issued against, levied or enforced upon any of its assets, and is not stayed, set aside or satisfied within 30 days;

(i)                                     warranties:  any representation or warranty by the Issuer or Guarantor in the Conditions applicable to any MTNs or in the Deed of Guarantee and Negative Pledge is untrue or inaccurate in a material respect when made or regarded as made, and such occurrence has a material adverse affect on the ability of the Issuer or Guarantor to meet its obligations to any Holder.

9.2                               Repayment in Event of Default

(a)                                  Upon or at any time after the occurrence and continuance of an Event of Default described in clause 9.1(a), (d), (e), (f) or (g) a Holder may by written notice to the Issuer effective upon receipt by the Issuer, declare each MTN held by and the Redemption Amount payable to the Holder to be due and payable on the date of receipt of such notice by the Issuer unless prior to such receipt all such Events of Default in respect of the MTNs then outstanding shall have been remedied.  If any MTN becomes so due and payable it continues to bear interest in accordance with the Conditions until it is redeemed and the MTN shall be redeemed by the Issuer at the Redemption Amount together with accrued interest and all other moneys payable to the Holder in respect of the MTN.

(b)                                 Upon or at any time after the occurrence and continuance of an Event of Default described in clause 9.1(b), (c), (h) or (i) the Holders of any series of MTNs may by a resolution passed at a meeting of Holders of MTNs of that series held in accordance with the provisions of schedule 2 of the Master Note declare that each MTN in the relevant series and the Redemption Amount payable on such MTNs to be due and payable on the date of the passing of such resolution unless prior to such resolution all Events of Default in respect of the MTNs then outstanding have been remedied.  If any MTN becomes so due and payable it continues to bear interest in accordance with the Conditions until it is redeemed and the MTN shall be redeemed by the Issuer at the Redemption Amount together with accrued interest and all other moneys payable to the Holders in respect of the MTN.

9.3                               Repayment upon Illegality

If the performance by the Issuer or Guarantor of their respective obligations under or in respect of the Master Note, Registry Services Deed, Deed or Guarantee and

Negative Pledge, or any outstanding MTNs is or becomes illegal in any relevant jurisdiction for any reason:

(a)                                  the Issuer must, and must procure that the Registrar and Guarantor, do all things necessary to overcome such illegalities; and

(b)                                 if such illegality cannot be overcome, the Issuer must redeem all affected outstanding MTNs for their fair market value as at the date of redemption (as determined by the Arranger having regard to the market yield on the MTNs prior to the Master Note,  Registry Services Deed, Deed of Guarantee and Negative Pledge or MTNs, as applicable, being affected by such illegality).

10                                  Transfers

10.1                        Transfers

The MTNs are transferable without the consent of the Issuer and the Registrar.

10.2                        Transfer and Acceptance Forms

(a)                                  A MTN is transferable by duly completed and (if applicable) stamped Transfer and Acceptance Form, but, subject to the Conditions, this does not prohibit dealing in accordance with the Regulations.

(b)                                 Unless a contrary intention is expressed in a Transfer and Acceptance Form, all agreements relating to the transfer of a MTN are governed by the laws of the Australian Capital Territory.

(c)                                  The Issuer is not liable for any stamp duty payable in connection with any Transfer and Acceptance Form or transfer of any MTN.

10.3                        Registration requirements of transfer

Every Transfer and Acceptance Form in respect of MTNs must be:

(a)                                  signed by the transferor and the transferee;

(b)                                 delivered to the office of the Registrar for registration;

(c)                                  accompanied by such evidence as the Registrar may reasonably require to prove the title of the transferor or the transferor’s right to transfer those MTNs; and

(d)                                 duly stamped, if necessary.

10.4                        Registration of transfers

(a)                                  Subject to this General Condition 10, the Registrar must register a transfer of MTNs made in accordance with the Conditions.  Upon entry of the name, address and all other required details of the transferee in the Register, the Issuer must recognise the transferee as the Holder entitled to the MTNs the subject of the transfer.

(b)                                 Notwithstanding General Condition 10.2(a), entry of such details in the Register constitutes conclusive proof of ownership by that transferee of those MTNs.  The transferor remains the owner of the MTNs until the required details of the transferee are entered in the Register in respect of those MTNs.

10.5                        Transfers to be excluded offers

Without limiting General Condition 2.1, MTNs may only be transferred in an aggregate minimum Principal Amount of $1,000,000 and in a manner which constitutes an excluded offer or excluded invitation within the meaning given to those expressions in the Corporations Law.

10.6                        No fee

No fee or other charge is payable to the Issuer or the Registrar in respect of the transfer or registration of any MTN.

10.7                        Registration of transfer

Subject to General Condition 10.8, the Registrar must register the transfer of a MTN made in accordance with the Conditions whether or not the Transfer and Acceptance Form to which the transfer relates has been marked by the Registrar.

10.8                        Marking of transfer

The Registrar may mark any Transfer and Acceptance Form in its customary manner.  Such marking prohibits a dealing with the relevant MTNs as specified in the marking notation for a period from the date of marking to the earlier of:

(a)                                  42 days from the date of the marking;

(b)                                 the date the Registrar cancels the marking notation on the Transfer and Acceptance Form; and

(c)                                  the date the Registrar receives notification of the execution of the marked Transfer and Acceptance Form by the transferee.

10.9                        Destruction

Any Transfer and Acceptance Form may, with the prior written approval of the Issuer, be destroyed by the Registrar after the entry in the Register of the particulars set out in the form.  On receipt of such approval, the Registrar must destroy the Transfer and Acceptance Form as soon as reasonably practicable and promptly notify the Issuer in writing of its destruction.

11                                  Meeting of Holders

11.1                        Meeting of Holders

Meetings of Holders may be convened to consider any matter affecting their interest in accordance with the procedures set out in schedule 2 of the Master Note and shall be conducted in accordance with, and have the powers specified in, schedule 2 of the Master Note.

11.2                        Amendment of Conditions

(a)                                  The quorum at any meeting for passing an Extraordinary Resolution to permit the amendment of the Conditions will be persons holding or representing a clear majority in principal amount of the MTNs for the time being outstanding, or at any adjourned meeting 2 or more persons being or representing Holders whatever the principal amount of the MTNs so held or represented, except that at any meeting the business of which includes the modification of certain Conditions of the MTNs (including the date of any payment under the MTNs, the rate of interest in respect of the MTNs, the currency of payment of the MTNs and the date of redemption of the MTNs), the quorum will be 2 or more persons holding or representing not less than 66% or, at any adjourned such meeting, 25% in principal amount of the MTNs for the time being outstanding.

(b)                                 Any Extraordinary Resolution duly passed at such a meeting shall be binding on all the Holders whether present or not and shall permit the Issuer to execute a deed supplemental to the Master Note giving effect to the modification or other amendment of the Master Note.

12                                  Registrar

12.1                        Registrar

The Issuer reserves the right at any time to vary or terminate the appointment of the Registrar and to appoint a new Registrar and to approve any change in any specified office in the Commonwealth of Australia through which the Registrar acts.  Notice of any such variation, termination, appointment or change will be given to the Holders in accordance with General Condition 14.1.

13                                  Amendments

13.1                        Amendments

The Master Note, the Conditions and the Registry Services Deed may be amended:

(a)                                  without the approval of any Holder if the amendment is:

(1)                                  to cure any ambiguity;

(2)                                  to correct or supplement any defective or inconsistent provision;

(3)                                  to correct a manifest error; or

(4)                                  deemed by the Registrar to be necessary or desirable and will not adversely affect the interests of the Holders; and

(b)                                 in any other case, with the approval by an Extraordinary Resolution of the Holders.

14                                  Notices

14.1                        Notices

(a)                                  All notices to Holders will be validly given if forwarded by post to the Holders at their registered addresses as indicated on the Register.  Any such notice is taken to be received on the third Business Day after posting (or seventh Business Day if posted to an address outside the Commonwealth of Australia).

(b)                                 All notices to the Issuer must be in legible writing and in English and addressed as follows:

(1)                                  telephone notices should be directed as follows:

Attention:                                         Ecolab Inc., Manager, Corporate Finance

Telephone:                                    0011 1 612 293 2468;

(2)                                  facsimile and other notice should be directed as follows:

Attention:                                         Ecolab Inc., Manager, Corporate Finance
N/6 Ecolab Centre
370 North Wabasha Street
Saint Paul Minnesota 55102 USA

Facsimile:                                            0011 1 612 293 2379

with a copy to:

Attention:                                         Ecolab Pty Limited, Finance Director
6 Hudson Avenue
Castle Hill NSW 2154

Facsimile:                                            (02) 9899 3105,

or as the Issuer may notify the Holders in accordance with the Conditions.

15                                  Further issues

15.1                        Further Issues

The Issuer may from time to time without the consent of any Holder:

(a)                                  create and issue further notes, securities or any other debt instrument or otherwise incur any other debt or monetary liability in respect of any financial accommodation; and

(b)                                 without limiting General Condition 15.1(a). create and issue further notes securities or any other debt instruments either ranking pari passu in all respects (or in all respects save for the first payment of interest on such further notes) and so that the notes will be consolidated and form a single Series with the outstanding MTNs of any Series (including the MTNs) or upon such terms as the Issuer may at the time of issue thereof determine.

16                                  Governing law

16.1                        Governing law

The MTNs are governed by, and shall be construed in accordance with, the laws of the Australian Capital Territory.

16.2                        Jurisdiction

The Issuer irrevocably submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory.

Schedule 2 - Provision for Meetings of Holders

1                                          Any term defined in the Master Note has the same meaning when used in this schedule 2, unless otherwise defined in this schedule.  The following words have these meanings in this schedule 2 unless the contrary intention appears:

block voting instruction means a document issued by the Issuer and dated, in which:

(a)                                  it is certified that MTNs of any tranche (not being MTNs in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjournment of that meeting) are registered in the Register in the names of specified Holders;

(b)                                 it is certified that each Holder of those MTNs or a duly authorised agent on that person’s behalf has instructed the Issuer that the votes attributable to the MTNs of that Holder should be cast in a particular way in relation to the resolution or resolutions to be put to that meeting or any adjournment of that meeting and that all such instructions are, during the period of 48 hours prior to the time for which the meeting or adjourned meeting is convened, neither revocable nor subject to amendment;

(c)                                  the total number and tranche number of the MTNs are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given in accordance with this paragraph 1 that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the vote attributable to them should be cast against the resolution; and

(d)                                 any person named in such document (proxy) is authorised and instructed by the Issuer to cast the vote attributable to the MTNs so listed in accordance with the instructions referred to in (b) and (c) above and set out in such document.

Extraordinary Resolution means:

(a)                                  a resolution passed at a meeting of the Holders duly convened and held in accordance with the provisions of this schedule by a majority consisting of not less than 66% of the votes cast on it; or

(b)                                 a resolution in writing pursuant to paragraph 23 signed by Holders of outstanding MTNs having an aggregate Principal Amount of not less than 66% of the aggregate Principal Amount of all outstanding MTNs;

outstanding means, in relation to the MTNs, all the MTNs other than:

(a)                                  those MTNs which have been redeemed in full in accordance with the Conditions;

(b)                                 those MTNs in respect of which the Redemption Date has occurred and the Redemption Amount has been paid in accordance with General Condition 5; and

(c)                                  those MTNs which have become void or have been redeemed and cancelled;

voting certificate means a certificate issued by the Issuer and dated, in which it is stated:

(a)                                  that on the date of the certificate MTNs (not being MTNs in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment of the meeting) are registered in the Register; and

(b)                                 that the bearer of the certificate is entitled to attend and vote at that meeting or any adjournment of it in respect of the MTNs represented by that certificate.

2                                          A Holder may by a notice in writing in the form for the time being available from the specified office of the Issuer (form of proxy) signed by the Holder or, in the case of a corporation executed under its common seal or signed on its behalf by its duly appointed attorney or a duly authorised officer of the corporation, appoint any person (also called a proxy) to attend and act on that person’s behalf in connection with any meeting or proposed meeting of the Holders.

3                                          Voting certificates, block voting instructions and forms of proxy are valid for so long as the relevant MTNs are duly registered in the name of the Holder certified in the relevant voting certificate or block voting instruction or, in the case of a form of proxy, in the name of the appointor but not otherwise and despite any other provision of this schedule 2 and during the validity of it the holder of any such voting certificate or (as the case may be) the proxy is, for all purposes in connection with any meeting of Holders, deemed to be the Holder of the MTNs of the relevant tranche to which that voting certificate, block voting instructions or form of proxy relates.

4                                          The Issuer at any time may, and upon a request (by notice in writing to the Issuer) by Holders holding not less than 5% of the principal amount of the MTNs then outstanding shall convene a meeting of the Holders. Whenever the Issuer is about to convene any such meeting it must promptly give notice in writing to the Holders of the proposed day, time and place of the meeting and of the nature of the business to be transacted at the meeting. Every such meeting must be held at Sydney, or such other place as the Issuer approves.

5                                          At least 21 days’ notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting must be given to the relevant Holders at their addresses specified in the Register. A copy of the notice must be given to the Issuer (unless the meeting is convened by the Issuer). Such notice must be given in the manner provided in the Conditions and must specify the terms of the resolutions to be proposed and must include statements to the effect that voting certificates may be obtained and proxies may be appointed until 48 hours before the time fixed for the meeting but not after that time.

6                                          A person (who may, but need not, be a Holder) nominated in writing by the Issuer will take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of such meeting or is unable or unwilling to chair the meeting the relevant Holders present must choose one of the number to be chairman.

7                                          At any such meeting any one or more persons present in person holding voting certificates or being proxies representing in the aggregate a clear majority in principal amount of the relevant MTNs for the time being outstanding form a quorum for the transaction of business and no business (other than the choosing of a chairman) may be transacted at any meeting unless the requisite quorum is present at the commencement of business provided that the quorum at any meeting a which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 20 is one or more persons present holding voting certificates, or being proxies and holding or representing in the aggregate at least 66% in principal amount of the relevant tranche for the time being outstanding.

8                                          If within half an hour from the time appointed for any such meeting a quorum is not present the meeting will, if convened on the requisition of Holders, be dissolved. In any other case it will stand adjourned for such period, not being less than 14 days nor more than 42 days and to such time and place, as the chairman appoints. At such adjourned meeting one or more persons present in person holding MTNs or voting certificates or being proxies (whatever the principal amount of the relevant MTNs so held or represented by them) form a quorum and have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at that meeting, provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 20 is one or more persons present holding voting certificates, or being proxies and holding or representing in the aggregate at least 33 1/3% in principal amount of the relevant tranche for the time being outstanding.

9                                          The chairman may with the consent of (and must if directed by) any meeting adjourn the meeting from time to time and from place to place but no business may be transacted at any adjourned meeting except business which might validly have been transacted at the meeting from which the adjournment took place.

10                                    At least 10 days’ notice of any meeting adjourned because of lack of a quorum must be given in the same manner as of an original meeting and such notice must state the quorum required at such adjourned meeting. Otherwise, it is not necessary to give any notice of an adjourned meeting.

11                                    Every question submitted to a meeting will be decided in the first instance by a show of hands and in the case of equality of votes the chairman does not have a casting vote.

12                                    At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or the Issuer or by one or more persons holding one or more of the relevant MTNs or being proxies and holding or representing in the aggregate not less than 2% of the principal amount of the relevant tranche for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

13                                    If at any meeting a poll is so demanded, it must be taken in such manner and (subject to this paragraph 13) either at once or after such an adjournment as the chairman directs and the result of such poll is deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll does not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

14                                    Any poll demanded at any meeting on any question of adjournment must be taken at the meeting without adjournment.

15                                    The Issuer (through its representatives) and its financial and legal advisers are entitled to attend and speak at any meeting of the Holders of the relevant tranche of MTNs. Otherwise, no person may attend or vote at any meeting of those Holders or to join with others in requesting the convening of such a meeting unless that person is the holder of a voting certificate or is a proxy.

16                                    Subject to paragraph 13, at any such meeting:

(a)                                  on a show of hands every person who is present and produces a voting certificate or is a proxy has one vote; and

(b)                                 on a poll every person who is so present has one vote in respect of each $500,000 of the Principal Amount of MTNs which are represented by the voting certificate or in respect of which he is a proxy.

Without affecting the obligations of the proxies named in any block voting instruction or form of proxy, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

17                                    A person named in any block voting instruction or form of proxy need not be a Holder.

18                                    Each block voting instruction and each form of proxy, together (if so required by the Issuer) with proof satisfactory to the Issuer of its due execution, must be deposited at the specified office in Australia of the Issuer not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction or form of proxy proposes to vote, failing which the form of block voting instruction or proxy may not be treated as valid unless the chairman of the meeting decides otherwise before the meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction or form of proxy and satisfactory proof of due execution (if applicable) must if required by the Issuer be produced by the proxy at the meeting or adjourned meeting but the Issuer is not obliged to investigate or be concerned with the validity of, or the authority of the proxy named in, any block voting instruction or form of proxy.

19                                    Any vote given in accordance with the terms of a block voting instruction or form of proxy will be valid despite the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Holders’ instructions pursuant to which it was executed, unless notice in writing of such revocation or amendment has been received from the Holder who has executed such block voting instruction or form of proxy at the specified office of the Issuer or by the chairman of the meeting, in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the block voting instruction or form of proxy is used.

20                                    A meeting of the Holders of the MTNs of the same tranche has, subject to the provisions contained in the Conditions of any tranche, in addition to the powers set out above, but without affecting any powers conferred on other persons by this Instrument, the following powers exercisable by Extraordinary Resolution:

(a)                                  to sanction any proposal by the Issuer for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Holders against the Issuer whether such rights arise under those MTNs or otherwise;

(b)                                 subject to clause 2.5 of the Master Note, to sanction the exchange or substitution for those MTNs of, or the conversion of those MTNs into, other obligations or securities of the Issuer or any other body corporate formed or to be formed;

(c)                                  to assent to any modification of the provisions contained in the MTNs, the Conditions or this schedule 2 which is proposed by the Issuer;

(d)                                 to waive or authorise any breach or proposed breach by the Issuer of its obligations under the Conditions;

(e)                                  to authorise any person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

(f)                                    to give any authority, direction or sanction which under the Conditions is required to be given by Extraordinary Resolution; and

(g)                                 to appoint any persons (whether Holders or not) as a committee or committees to represent the interests of the Holders and to confer upon such committee or committees any powers or discretions which the Holders could themselves exercise by Extraordinary Resolution, provided that the special quorum provisions contained in the proviso to paragraphs 7 and 8 apply in relation to any Extraordinary Resolution for the purpose of making any modification of the provisions contained in the MTNs or the Conditions which:

(1)                                  postpones the date of maturity or redemption of any of the relevant MTNs or any date for payment of interest on the MTNs; or

(2)                                  reduces or cancels the principal amount of the relevant MTNs or the rate of interest payable on them; or

(3)                                  varies the currency of account or currency in which any payment in respect of the relevant MTNs is to be made; or

(4)                                  modifies the provisions contained in this schedule 2 concerning the quorum required at any meeting of Holders or any adjournment of a meeting or concerning the majority required to pass an Extraordinary Resolution; or

(5)                                  amends this proviso in any manner.

21                                    An Extraordinary Resolution passed at a meeting of the Holders duly convened and held in accordance with this schedule 2 is binding on all the Holders, whether present or not present at the meeting, and each of the Holders is bound to give effect to it accordingly. The passing of any such resolution is conclusive evidence that the circumstances of such resolution justify its passing.

22                                    Minutes of all resolutions and proceedings at every meeting must be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any such minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Holders, are conclusive evidence of the matters contained in them and until the contrary is proved every such minute in respect of the proceedings of which minutes have been made and signed in that manner is deemed to have been duly convened and held and all resolutions passed or proceedings transacted at that meeting to have been duly passed and transacted.

23                                    Notwithstanding the preceding provisions in this schedule 2, a resolution of the Holders may be passed without any meeting or previous notice being required by:

(a)                                  in the case of an Extraordinary Resolution, a resolution in writing signed by Holders of outstanding MTNs having an aggregate Principal Amount of not less than 66% of the aggregate Principal Amount of all outstanding MTNs; and

(b)                                 in any other case, a resolution in writing signed by Holders of outstanding MTNs having an aggregate Principal Amount greater than 50% of the aggregate Principal Amount of all outstanding MTNs.

Any such resolution shall be effective at the time that it is signed by the requisite majority of Holders.

24                                    Notwithstanding any other provision in this schedule 2, if and whenever there are MTNs outstanding which are not identical and do not form one single tranche then those MTNs which are in all respects identical are deemed to constitute a separate tranche of MTNs and this schedule 2 has effect subject to the following:

(a)                                  a resolution which affects one tranche only of the MTNs is deemed to have been duly passed if passed at a separate meeting of the Holders of that tranche;

(b)                                 a resolution which affects more than one tranche of MTNs but does not give rise to a conflict of interest between the Holders of any of the tranche so affected is deemed to have been duly passed if passed at a single meeting of the Holders of all the tranche so affected:

(c)                                  a resolution which affects more than one tranche of the MTNs and gives or may give rise to a conflict of interest between the Holders of any of the tranche so affected is deemed to be passed if passed at separate meetings of the Holders of each tranche so affected; and

(d)                                 to all such meetings referred to in paragraphs (a), (b) and (c) all the preceding provisions of this schedule 2 apply with the necessary modifications as though references in those provisions to MTNs and Holders were references to MTNs of the tranche in question and to the Holders of those MTNs respectively.

Executed by the Issuer at Canberra as a deed poll:

Signed sealed and delivered for Ecolab Finance Pty Limited by its attorney in the presence of:

/s/ Rachael Lewis	/s/ Thomas Francis Meagher
Witness	Attorney

RACHAEL LEWIS	THOMAS FRANCIS MEAGHER
Solicitor, A.C.T.	SOLICITOR
Name (please print)	Name (please print)